Exhibit 99.1

ANNEX A

The Trust Student Loan Pool As of November 30, 2017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and Navient SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was fully disbursed;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,015,707 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 14 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.

Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,004,552,403
Aggregate Outstanding Principal Balance – Treasury Bill	$143,149,573
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.25%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$861,402,830
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.75%
Number of Borrowers	28,420
Average Outstanding Principal Balance Per Borrower	$35,347
Number of Loans	48,612
Average Outstanding Principal Balance Per Loan – Treasury Bill	$29,286
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$19,701
Weighted Average Remaining Term to Scheduled Maturity	195 months
Weighted Average Annual Interest Rate	4.74%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	8,032	$128,320,275	12.8%
3.01% to 3.50%	10,538	167,587,922	16.7
3.51% to 4.00%	10,154	201,152,288	20.0
4.01% to 4.50%	10,473	204,837,786	20.4
4.51% to 5.00%	1,547	44,236,059	4.4
5.01% to 5.50%	635	19,381,200	1.9
5.51% to 6.00%	642	22,756,060	2.3
6.01% to 6.50%	492	17,001,977	1.7
6.51% to 7.00%	605	19,935,348	2.0
7.01% to 7.50%	536	16,349,269	1.6
7.51% to 8.00%	1,915	57,293,984	5.7
8.01% to 8.50%	1,350	39,192,828	3.9
Equal to or greater than 8.51%	1,693	66,507,407	6.6

Total	48,612	$1,004,552,403	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,336	$9,173,941	0.9%
$5,000.00-$ 9,999.99	3,893	29,771,284	3.0
$10,000.00-$14,999.99	3,181	39,198,616	3.9
$15,000.00-$19,999.99	2,273	39,647,402	3.9
$20,000.00-$24,999.99	2,137	48,032,738	4.8
$25,000.00-$29,999.99	1,767	48,469,483	4.8
$30,000.00-$34,999.99	1,377	44,706,564	4.5
$35,000.00-$39,999.99	1,203	45,122,415	4.5
$40,000.00-$44,999.99	1,031	43,807,138	4.4
$45,000.00-$49,999.99	900	42,679,619	4.2
$50,000.00-$54,999.99	731	38,372,140	3.8
$55,000.00-$59,999.99	651	37,346,273	3.7
$60,000.00-$64,999.99	595	37,138,059	3.7
$65,000.00-$69,999.99	468	31,571,655	3.1
$70,000.00-$74,999.99	428	30,969,672	3.1
$75,000.00-$79,999.99	348	26,965,593	2.7
$80,000.00-$84,999.99	312	25,744,725	2.6
$85,000.00-$89,999.99	310	27,080,738	2.7
$90,000.00-$94,999.99	254	23,478,137	2.3
$95,000.00-$99,999.99	220	21,442,471	2.1
$100,000.00 and above	2,005	313,833,741	31.2

Total	28,420	$1,004,552,403	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	46,330	$935,108,979	93.1%
31-60 days	880	21,836,462	2.2
61-90 days	402	12,782,269	1.3
91-120 days	213	6,869,867	0.7
121-150 days	152	5,867,103	0.6
151-180 days	119	4,294,233	0.4
181-210 days	128	4,166,467	0.4
Greater than 210 days	388	13,627,024	1.4

Total	48,612	$1,004,552,403	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	91	$49,132	*
4 to 12	446	496,969	*
13 to 24	3,380	4,234,505	0.4%
25 to 36	1,442	4,900,647	0.5
37 to 48	1,306	6,643,752	0.7
49 to 60	1,062	7,248,463	0.7
61 to 72	1,253	9,497,289	0.9
73 to 84	5,692	35,236,587	3.5
85 to 96	2,144	18,801,939	1.9
97 to 108	1,687	17,913,289	1.8
109 to 120	1,474	19,322,394	1.9
121 to 132	2,879	66,277,545	6.6
133 to 144	5,755	105,764,318	10.5
145 to 156	2,360	58,243,985	5.8
157 to 168	1,628	42,475,805	4.2
169 to 180	1,157	29,385,073	2.9
181 to 192	1,178	33,990,441	3.4
193 to 204	4,806	132,540,529	13.2
205 to 216	1,787	56,734,124	5.6
217 to 228	1,369	51,729,810	5.1
229 to 240	1,190	46,384,719	4.6
241 to 252	909	37,512,731	3.7
253 to 264	869	42,193,949	4.2
265 to 276	616	31,629,372	3.1
277 to 288	466	25,661,864	2.6
289 to 300	505	27,466,694	2.7
301 to 312	397	30,769,887	3.1
313 to 324	157	11,354,666	1.1
325 to 336	91	6,775,000	0.7
337 to 348	114	9,523,336	0.9
349 to 360	268	23,057,419	2.3
361 and above	134	10,736,168	1.1

Total	48,612	$1,004,552,403	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,605	$39,867,644	4.0%
Forbearance	3,281	100,360,475	10.0
Repayment
First year in repayment	821	39,730,516	4.0
Second year in repayment	653	29,547,756	2.9
Third year in repayment	723	30,697,860	3.1
More than 3 years in repayment	41,529	764,348,152	76.1

Total	48,612	$1,004,552,403	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 112.0 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	17.1	-	227.3
Forbearance	-	2.8	221.1
Repayment	-	-	189.3

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $39,867,644 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $27,167,192 or approximately 68.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	376	$10,321,501	1.0%
Alaska	82	2,207,607	0.2
Arizona	1,058	24,082,355	2.4
Arkansas	255	4,459,540	0.4
California	5,558	124,870,654	12.4
Colorado	827	16,105,256	1.6
Connecticut	766	13,904,144	1.4
Delaware	160	3,707,951	0.4
District of Columbia	288	4,909,031	0.5
Florida	3,285	77,970,329	7.8
Georgia	1,499	41,033,793	4.1
Hawaii	204	4,727,215	0.5
Idaho	162	4,333,776	0.4
Illinois	2,001	37,776,994	3.8
Indiana	1,350	23,763,869	2.4
Iowa	221	3,791,641	0.4
Kansas	996	14,246,023	1.4
Kentucky	312	6,263,366	0.6
Louisiana	1,337	28,879,971	2.9
Maine	137	2,629,812	0.3
Maryland	1,499	33,660,229	3.4
Massachusetts	1,795	29,252,460	2.9
Michigan	897	21,136,546	2.1
Minnesota	653	12,088,987	1.2
Mississippi	382	8,274,798	0.8
Missouri	1,034	17,085,974	1.7
Montana	63	1,367,391	0.1
Nebraska	128	3,588,283	0.4
Nevada	322	6,568,549	0.7
New Hampshire	231	4,603,181	0.5
New Jersey	1,411	30,498,573	3.0
New Mexico	172	3,305,990	0.3
New York	3,570	72,590,808	7.2
North Carolina	980	20,693,334	2.1
North Dakota	39	959,668	0.1
Ohio	1,484	29,028,462	2.9
Oklahoma	968	18,389,269	1.8
Oregon	705	12,688,912	1.3
Pennsylvania	1,869	34,369,634	3.4
Rhode Island	122	2,670,886	0.3
South Carolina	464	11,447,800	1.1
South Dakota	51	902,126	0.1
Tennessee	627	12,492,597	1.2
Texas	3,744	77,712,262	7.7
Utah	173	4,280,408	0.4
Vermont	71	1,027,596	0.1
Virginia	1,520	27,791,531	2.8
Washington	1,411	27,337,112	2.7
West Virginia	272	4,942,824	0.5
Wisconsin	526	10,933,268	1.1
Wyoming	47	1,377,702	0.1
Other	508	11,500,412	1.1

Total	48,612	$1,004,552,403	100.0%

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	25,456	$409,346,571	40.7%
Other Repayment Options(1)	19,332	436,172,927	43.4
Income-driven Repayment(2)	3,824	159,032,905	15.8

Total	48,612	$1,004,552,403	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 696 loans with an aggregate outstanding principal balance of $30,139,265 currently in an interest-only period.  These interest-only loans represent approximately 3.0% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	22,992	$388,488,458	38.7%
Unsubsidized	25,620	616,063,945	61.3

Total	48,612	$1,004,552,403	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	295	$9,690,235	1.0%
October 1, 1993 through June 30, 2006	48,317	994,862,168	99.0
July 1, 2006 and later	0	0	0.0

Total	48,612	$1,004,552,403	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	2,345	$36,789,509	3.7%
College Assist	34	1,216,815	0.1
Educational Credit Management Corporation	774	20,036,068	2.0
Florida Off Of Student Fin'l Assistance	733	10,876,737	1.1
Great Lakes Higher Education Corporation	593	14,016,437	1.4
Illinois Student Assistance Comm	1,684	29,417,196	2.9
Kentucky Higher Educ. Asst. Auth.	96	1,793,597	0.2
Louisiana Office Of Student Financial Asst	484	9,500,874	0.9
Michigan Guaranty Agency	480	9,403,390	0.9
Nebraska National Student Loan Program	4	130,929	*
New Jersey Higher Ed Student Assistance Authority	1,867	27,463,979	2.7
New York State Higher Ed Services Corp	5,262	101,809,406	10.1
Northwest Education Loan Association	355	8,869,263	0.9
Oklahoma Guaranteed Stud Loan Prog	1,013	17,320,863	1.7
Pennsylvania Higher Education Assistance Agency	5,048	88,566,978	8.8
Texas Guaranteed Student Loan Corp	4,187	88,234,913	8.8
United Student Aid Funds, Inc.	23,653	539,105,449	53.7
Total	48,612	$1,004,552,403	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantors relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantors.

We obtained the following information from various sources, including from the related Significant Guarantor and/or from the Department of Education. None of the depositor, the sellers, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USAF”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USAF: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USAF contracts with Navient Solutions, LLC and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, LLC.  Navient Solutions, LLC and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

USAF is the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.  USAF, Inc. became a member of Great Lakes Higher Education Corporation, Affiliate Group, effective January 1, 2017.

For the purpose of providing loan guarantees under the Act, USAF has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USAF serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USAF by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USAF under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USAF’s losses on default-claim payments made to lenders. The Consolidated Appropriations Act of 2016 provided for 100 percent reinsurance on all FFEL Program claims purchased beginning December 2015 and beyond.  Prior to that, the Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USAF will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2015, USAF held net assets on behalf of the federal reserve fund of approximately $130 million. Through September 30, 2015, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USAF under the Federal Family Education Loan Program was approximately $51.8 billion.  Also, as of September 30, 2015, USAF had operating fund assets totaling almost $1.3 billion, which includes the $130 million of net assets held on behalf of the Federal Reserve Fund.

USAF’s “reserve ratio” complies with the Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USAF for the last five fiscal years for which information was available, was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	0.394%	0.354%	0.313%	0.277%	0.251%

USAF’s “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USAF during the fiscal year by the aggregate amount of default claims paid by USAF outstanding at the end of the prior fiscal year. For the last five fiscal years for which information was available, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	32.17%	31.82%	30.55%	32.01%	34.93%

USAF’s “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years for which information was available, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	4.71%	4.73%	4.74%	4.73%	4.71%

In addition, USAF’s “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USAF’s existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years for which information was available, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2011	2012	2013	2014	2015
United Student Aid Funds, Inc.	1.69%	1.58%	1.41%	1.48%	0.60%

USAF is headquartered in Fishers, Indiana. USAF will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention:  Vice President, Corporate and Marketing Communications.

NEW YORK STATE HIGHER EDUCATION SERVICES CORPORATION

New York State Higher Education Services Corporation (“HESC”) was organized in 1975 as an agency of the State of New York, pursuant to an act of the New York legislature, to expand educational opportunities for students.  HESC administers the New York Tuition Assistance Program and a variety of state scholarships in addition to acting as a guarantee agency under the Federal Family Education Loan Program (FFELP).  HESC is the designated guarantee agency for the State of New York, and guarantees all types of FFELP loans.  In 2009, the New York State Legislature created the New York Higher Education Loan Program (NYHELPs) and designated HESC as its administrator.  NYHELPs is a private student loan program for New York State residents attending participating institutions in the State.  However, no new funding has been recommended for the NYHELPs loan program after March 31, 2012 due to its continued underutilization.  As a result, no new NYHELPs loans will be made while the program is evaluated to determine how it can best serve New York State students and families.

As a result of the 3/30/2010 enactment of the Health Care and Education Reconciliation Act of 2010 (HCERA) (HR4872), the FFELP was eliminated effective 7/1/2010.  No new (first disbursed) Stafford, PLUS or consolidation loans may be disbursed through the FFELP after 6/30/2010.  Existing FFELP loans will continue to be eligible for program benefits.  Beginning 7/1/2010, all new Stafford, PLUS and consolidation loans will be made under the U. S. Department of Education’s Direct Loan Program.

For the FFELP, HESC will continue to have the responsibility for providing collection assistance to lenders for delinquent loans, paying lender claims for loans in default, and collection activities on loans after purchase by HESC.  In addition to the FFELP, HESC continues to perform residual administrative activities of the State guaranteed loan program in which no new loans have been guaranteed since 1984.

HESC has a Federal Student Loan Reserve Fund (the “Federal Fund”) and an Agency Operating Fund to account for FFELP activity.  The Federal Fund assets, and earnings on those assets, are restricted in use and are considered property of the Department of Education.  The Agency Operating Fund is considered property of HESC, and its assets and earnings may be used generally for guarantee agency and other student financial aid related activities.

As of September 30, 2014, HESC had total FFELP assets of approximately $149 million (including balances for both the Federal Fund and the Agency Operating Fund) and had a total of approximately $16.5 billion in original principal amount of loans outstanding.

Guarantee Volume.  HESC guaranteed the following amounts for the last five federal fiscal years ended September 30 (excluding consolidation loans):

	Loans Guaranteed ($ Millions) Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	$799	$0	$0	$0	$0

Reserve Ratio.  A guarantee agency’s reserve ratio is determined by dividing its Federal Fund Balance by the original principal amount of loans outstanding.  HESC’s reserve ratio for the last five federal fiscal years ending September 30 is as follows:

	Reserve Ratio as of Close of Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	0.33%	0.28%	0.28%	0.25%	0.29%

Recovery Rates.  The Department of Education calculates a guaranty agency’s recovery rate by dividing the amount recovered from borrowers during a federal fiscal year by the guaranty agency’s outstanding default loan portfolio (beginning inventory) at the end of the prior federal fiscal year.  HESC’s recovery rate for each of the past five federal fiscal years ending September 30 provided below uses the Department of Education’s calculation method:

	Recovery Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	23.46%	26.68%	27.26%	25.56%	22.74%

Claims Rate.  A guaranty agency’s claims rate is determined by dividing the amount of federal reinsurance claims paid by the Department of Education during a federal fiscal year by the original principal amount of loans in repayment at the end of the prior federal fiscal year.  HESC’s claims rate for each of the past five federal fiscal years ending September 30 is as follows:

	Claims Rate Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
New York State Higher Education Services Corporation	1.86%	2.17%	1.59%	1.51%	1.52%

HESC is headquartered at 99 Washington Avenue, Albany, New York 12255.  Its most recent annual report is available on its web site.